UNITED STATES
ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2009

METWOOD, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-05391

(Commission File Number)

83-0210365

(I.R.S. Employer Identification No.)

819 Naff Road, Boones Mill, VA           24065

(Address of Principal Executive Offices) (Zip Code)

(540) 334-4294

 (Registrant's Telephone Number, Including Area Code)

This  Current  Report on Form 8-K is filed by Metwood, Inc,  a  Nevada corporation  (the  "Registrant"),  in connection  with  the  items  described  below.

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

The Registrant's Board of Directors has made the decision to engage another auditor. The Registrant does not have an audit committee. On or about June 18,  2009, the Registrant's Board of Directors made the decision to engage Traci J. Anderson, CPA’s  as  its  new  independent  auditors.

Prior to making the decision to retain Traci J. Anderson, CPA  and during the period of time in which Lake & Associates were the independent auditors, the Registrant has had no relationship with Traci J. Anderson, CPA’s or any of its members. No accounting matters were discussed with this new firm other than the scope of its engagement .

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as  part  of  and  are  included  in  this  report  pursuant  to  Item 601  of Regulation  S-B.

SIGNATURES

Pursuant   to  the  requirements  of  the  Securities  Exchange  Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

METWOOD,  INC.

June 22, 2009                By:    Shawn A. Callahan
                                                 Shawn A. Callahan
                                                 CFO

EXHIBIT  INDEX

Exhibit  No.         Description  of  Exhibit
-----------               ------------------------
16                          Letter from Lake and Associates, CPA